Exhibit 10.1

STATE OF WYOMING	)		IN THE DISTRICT COURT
	)	SS:	
COUNTY OF LARAMIE	)		FIRST JUDICIAL DISTRICT

IN THE MATTER OF:)
ELINE ENTERTAINMENT GROUP, INC.,)
a Wyoming Corporation,) Docket No. 2022-CV-200-397
)
RHONDA KEAVENEY, Petitioner)

FILED
JUL 29 2022
DIANE SANCHEZ
CLERK OF THE DISTRICT COURT

ORDER DISCHARGING RECEIVER AND DISMISSING RECEIVERSHIP

This matter having come before the Court upon the Petitioner's *Motion for Discharge of Receiver and Dismissal of Receivership* and the Court having reviewed the *Motion* and being otherwise fully advised, FINDS that Petitioner should be discharged as receiver of Eline Entertainment Group, Inc. and the receivership should be dismissed as it is no longer necessary.

IT IS HEREBY ORDERED that Rhonda Keaveney, acting as Manager of Small Cap Compliance, LLC, is hereby **DISCHARGED** as receiver of Eline Entertainment Group, Inc., and the receivership is **DISMISSED** as it is no longer necessary.

DATED this 29 day of July, 2022.

S) [signature]
THE HONORABLE PETER FROELICHER
DISTRICT COURT JUDGE

STATE OF WYOMING COUNTY OF LARAMIE, SS CHEYENNE
I Diane Sanchez, Clerk of the District Court in and for the County of Laramie, Wyoming, do hereby certify that the within and foregoing is a full true and correct copy of the original thereof as the same appears on file or of record in my office and that the same is in full force and effect as of this date.
Witness my hand and seal of said court the 29 day of July 22.
DIANE SANCHEZ
Clerk of District Court
By [signature]
Deputy

CLERK'S CERTIFICATE OF SERVICE bYI ce11ify that I distributed a true and coITect copy of the foregoing this c13 day of - - '=;e."1 - ---- ' " --- " - " ,::: -- l,L - - ' 2022 as indicated: Lu . s Buckl Y. Sean M. Larson Hathaway & Kunz , LLP 2515 Warren Avenue, Suite 500 P.O. Box 1208 Cheyenne, WY 82001 Bline Entertainment Group, Inc. c/o Registered Agents Inc. 30 N Gould St Ste R Sheridan, WY 82801 [ ] U.S. Mail 1><f Box in Clerk's Office [ ]l1 acsimile [X] U.S. Mail [_] Fax [_] Hand Delivered [_] E - mail: (md DEPUTY CLERK OF DISTRICT COURT - 2 -

21

STATE OF WYOMING	)		IN THE DISTRICT COURT
	)	SS:	
COUNTY OF LARAMIE	)		FIRST JUDICIAL DISTRICT

IN THE MATTER OF:)
ELINE ENTERTAINMENT GROUP, INC.,)
a Wyoming Corporation,) Docket No. 2022-CV-200-397
)
RHONDA KEAVENEY, Petitioner)

FILED
MAY 11 2022
DIANE SANCHEZ
CLERK OF THE DISTRICT COURT

ORDER GRANTING PETITION FOR APPOINTMENT OF RECEIVER FOR CORPORATION

THIS MATTER coming before the Court on the *Petition for Appointment of Custodian or Receiver of Corporation*, and the Court being fully advised, FINDS and ORDERS as follows:

1. At all times relevant hereto Rhonda Keaveney (hereinafter "Ms. Keaveney") was and is Manager of Small Cap Compliance, LLC, a company that is a shareholder in Eline Entertainment Group, Inc., a Wyoming corporation (hereinafter "Eline").

2. The Petition requests appointment of a custodian or receiver for a Wyoming corporation. Therefore, jurisdiction and venue are proper in Wyoming and in this judicial district.

3. On June 21, 2017, Eline filed Articles of Domestication in Wyoming, domesticating the Nevada corporation into Wyoming. On August 9, 2020, Eline was administratively dissolved by the State of Wyoming for failure to file an annual report and pay annual fees.

4. On December 22, 2021, Ms. Keaveney sent a demand letter to Eline's registered agent in Wyoming, principal office and mailing address in Wyoming, and another potential last known address in California. The current registered agent is Registered Agents, Inc.

5. Ms. Keaveney searched for information on Eline through Google, Seeking Alpha, Reuters, Yahoo Finance, StockTwits, and OTC Markets.

6. Ms. Keaveney emailed the transfer agent for the company to request information. Ms. Keaveney attempted to contact the corporation by email and the email was not responded to by the individual whose information was provided by the transfer agent. Ms. Keaveney also emailed two email addresses she found for the company and did not receive responses.

7. Eline has not filed its annual report with the State of Wyoming since April 29, 2017. Petitioner has no knowledge of any annual or special meetings held by the corporation since that date.

8. Eline has issued a currently unknown amount of shares, which are held by a currently unknown amount of shareholders.

9. No annual report or meeting have occurred since April 29, 2017, when Eline filed its last annual report with the Wyoming Secretary of State's Office. Petitioner is unaware of any annual meetings that have occurred since that date. There is no information available to any of the shareholders on the makeup of the shareholders, board of directors, or officers.

10. Irreparable injury is threatened and being suffered. Eline is not in compliance with federal and state law as described throughout this petition.

11. According to public record, Eline has failed to file an annual report with the Wyoming Secretary of State's Office or hold an annual meeting for nearly two years, violating both Wyoming Statute § 17-16-1630 and Wyoming Statute § 17-16-701. Eline has not met its obligations under the Securities and Exchange Act of 1933.

12. As a publicly held corporation, it is required to provide "current public information" to its stockholders under the Securities Exchange Act of 1933 but has not published such information for years.

ORDER GRANTING PETITION FOR APPOINTMENT
OF RECEIVER FOR A CORPORATION
-2-

13. Eline has been insolvent or in imminent danger of insolvency since corporate action ceased in 2017 . 14. Eline has also forfeited its corporate rights by violating state and federal law. The corporation needs to comply with state and federal law to regain its corporate rights. 15. The circumstances wainnt the appointment of a receiver for the corporation. IT IS THEREFORE ORDERED, ADJUDGED, and DECREED that Ms. Keaveney, as manager of Small Cap Compliance, LLC, is hereby appointed receiver of Eline Entertainment Group, Inc . , thereby allowing her to exercise all of the powers of the corporation, through or in place of its board of directors, to the extent necessary to manage the business and affairs of the corporation . IT IS ALSO ORDERED that Petitioner shall post a surety bond of $ 10 , 000 as required under Wyoming Statute † 1 - 33 - 103 , filing notice of such with her oath . IT IS SO ORDERED. DATED this day of May, 2022. HONORABLE PETER H. FROELICHER DISTRICT COURT WDGE STAT E O F WYOMIN G COUNT Y O F IARAMI E - : , SS CHEYENNE I Diane S'anchez . Clerk ol the OisUicl Court in and for !he Collnly of Laramie . Wyoming . do hereby certify Iha! Ille within and forogolng is a lull true and correct copy ol the 0<1glnal thereof as Iha appears on 1,1 ! or ol record ,n my olf!C8 and ttial lhe sarne is m full !or c e and e . ffect as of lh1s dale im . Wilness 111'1 hand and seal ol said cotxl lh ll.. day ol Jj/ . . DIANE ANCHEZ l/ \ fu r = By - U D m! .. OF RECEIVER FOR A CORPORATION - 3 - . .. y ORD E R GRANTfNG PETITION FOR APPOfNTMENT

6. Ms. Keaveney emailed the transfer agent for the company to request information. Ms. Keaveney attempted to contact the corporation by email and the email was not responded to by the individual whose information was provided by the transfer agent. Ms. Keaveney also emailed two email addresses she found for the company and did not receive responses.

7. Eline has not filed its annual report with the State of Wyoming since April 29, 2017. Petitioner has no knowledge of any annual or special meetings held by the corporation since that date.

8. Eline has issued a currently unknown amount of shares, which are held by a currently unknown amount of shareholders.

9. No annual report or meeting have occurred since April 29, 2017, when Eline filed its last annual report with the Wyoming Secretary of State's Office. Petitioner is unaware of any annual meetings that have occurred since that date. There is no information available to any of the shareholders on the makeup of the shareholders, board of directors, or officers.

10. Irreparable injury is threatened and being suffered. Eline is not in compliance with federal and state law as described throughout this petition.

11. According to public record, Eline has failed to file an annual report with the Wyoming Secretary of State's Office or hold an annual meeting for nearly two years, violating both Wyoming Statute § 17-16-1630 and Wyoming Statute § 17-16-701. Eline has not met its obligations under the Securities and Exchange Act of 1933.

12. As a publicly held corporation, it is required to provide "current public information" to its stockholders under the Securities Exchange Act of 1933 but has not published such information for years.

ORDER GRANTING PETITION FOR APPOINTMENT
OF RECEIVER FOR A CORPORATION
-2-